EXHIBIT 10.2

                            Director/Officer
                        Indemnification Agreement

        This Indemnification Agreement (this "Agreement") is made and entered into as of _____________, 2008, between Patriot Transportation
Holding, Inc., a Florida corporation (the "Company "), and [       ]
("Director/Officer").

                                Recitals

        Whereas, it is essential to the Company to retain and attract talented and experienced persons as directors and officers;

        Whereas, Director/Officer is an officer and/or director of the Company;

        Whereas, both the Company and Director/Officer recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;

        Whereas, the Articles of Incorporation of the Company (the "Articles") require the Company to indemnify and advance expenses to its directors and officers in accordance with the laws of the State of Florida;

        Whereas, Director/Officer has been serving and intends to continue serving as a director and/or officer of the Company in part in reliance on this Agreement;

        Whereas, in recognition of the increased difficulty in attracting and retaining the most capable persons as directors and officers and Director/Officer's need for (i) substantial protection against personal liability based on Director/Officer's reliance on the Articles, (ii) specific contractual assurance that the protection promised by the Articles will be available to Director/Officer, regardless of, among other things, any amendment to or revocation of the Articles or any change in the composition of the Board of Directors of the Company (the "Board") or acquisition transaction relating to the Company, and (iii) an inducement to continue to provide effective services to the Company as a director and/or officer thereof, the Company believes it is in the best interests of the Company and its shareholders to provide for the indemnification of and the advancing of expenses to Director/Officer to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Director/Officer under the Company's directors' and officers' liability insurance policies;

        Now, therefore, in consideration of the promises and as an inducement to Director/Officer to serve as a director or officer of the Company directly or, at its request, of another enterprise, the parties hereto, intending to be legally bound, hereby agree as follows:

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        1.            Certain Definitions.  In addition to terms defined
elsewhere herein, the following terms have the following meanings when used in this Agreement:

        (a) Affiliate: has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act ").

        (b) Change in Control: shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

        (1) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15 percent or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding Voting Securities of the Company (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (D) any acquisition by any corporation pursuant to a transaction that complies with Sections 1(b)(3)(i), 1(b)(3)(ii) and 1(b)(3)(iii); or (E) acquisitions by Baker Holdings, L.P., Edward L. Baker, John D. Baker II or Thompson S. Baker II of additional Common Stock that do not cause their aggregate beneficial ownership to exceed eighty percent (80%) of the Outstanding Common Stock;

        (2) Any time at which individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

        (3) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of the then-outstanding shares of

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common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

        (4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        Notwithstanding the foregoing, in the event of any disposition of all or substantially all of the assets of the Company pursuant to a spin-off, split-up or similar transaction (a "Spin-off"), such Spin-off shall not be deemed a Change of Control if, immediately following the Spin-off, the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 100 percent of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities; provided, that if another Business Combination involving any resulting entity occurs in connection with or following a Spin-off, such Business Combination shall be analyzed separately for purposes of determining whether a Change of Control has occurred.

        (c) Claim: means any threatened, asserted, pending or completed claim, action, suit or proceeding, or any hearing, inquiry or investigation, whether instituted by the Company or any governmental agency or any other party, that Director/Officer in good faith believes might lead to the institution of any such claim, action, suit or proceeding, whether civil, criminal, administrative,

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investigative or other, including any arbitration or other alternative dispute resolution
mechanism.

        (d) Company: includes, in addition to Patriot Transportation Holding, Inc., any Subsidiary of Patriot Transportation Holding, Inc., and any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Patriot Transportation Holding, Inc. (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that if Director/Officer is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Director/Officer shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Director/Officer would have with respect to such constituent corporation if its separate existence had continued.

        (e) Expenses: include attorneys' fees and all other costs, expenses and obligations (including experts' fees, court costs, retainers, transcript fees, duplicating costs, printing and binding costs, as well as telecommunications, postage and courier charges) paid or incurred in connection with investigating, defending, settling, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim relating to any Indemnifiable Event.

        (f) Indemnifiable Amounts: means any and all Expenses, liability, loss and damages (including judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement and all interest, assessments or other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid in settlement) arising out of or resulting from any Claim relating to an Indemnifiable Event.

        (g) Indemnifiable Event: means any event or occurrence, whether occurring before or after the date of this Agreement, related to the fact that Director/Officer is or was or is claimed to be an officer and/or director or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust or other entity or other enterprise, or by reason of anything done or not done by Director/Officer in any such capacity, or by reason of the fact that Director/Officer personally guaranteed any obligation of the Company.

        (h) Independent Legal Counsel: means an attorney or firm of attorneys, selected in accordance with the provisions of Section 3, who is experienced in matters of corporate law and who shall not have otherwise performed services for

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the Company within the last five years.  Such Independent Legal Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing Director/Officer in any action to determine Director/ Officer's rights under this Agreement.

        (i) Other enterprise or another enterprise: means any other corporation or any partnership, joint venture, trust, employee benefit plan or enterprise of which such person is or was serving at the request of the Company as a director, officer, employee or agent.

        (j) Reviewing Party: means any appropriate person or body consisting of a member or members of the Board, any other person or body appointed by the Board who is not a party to the particular Claim for which Director/Officer is seeking indemnification, or Independent Legal Counsel.

        (k) Subsidiary: means any corporation, partnership or other entity or organization of which more than 50% of the outstanding voting securities or other ownership interests having by their terms ordinary voting power to elect a majority of the board of directors is directly or indirectly owned or controlled by the Company, by one or more of its Subsidiaries (as defined in the preceding clause) or by the Company and any one or more of its Subsidiaries.

        (l) Voting Securities: means any securities of the Company which vote generally in the election of directors.

        2.            Basic Indemnification Arrangement; Advancement of
Expenses.

        (a) In the event Director/Officer was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Director/Officer to the fullest extent permitted by law as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Indemnifiable Amounts.

        (b) If so requested by Director/Officer, the Company shall advance (within two business days of such request) any and all Expenses incurred by Director/Officer (an "Expense Advance "). The Company shall, in accordance with such request (but without duplication), either (i) pay such Expenses on behalf of Director/Officer, or (ii) reimburse Director/Officer for such Expenses. Director/Officer's right to an Expense Advance is absolute and shall not be subject to any prior determination by the Reviewing Party that Director/Officer has satisfied any applicable standard of conduct for indemnification.

        (c) Notwithstanding anything in this Agreement to the contrary, Director/Officer shall not be entitled to indemnification or any Expense Advances pursuant to this Agreement (i) in connection with any Claim initiated by Director/Officer

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against the Company or any director or officer of the Company unless (x)
the Company has joined in or the Board has authorized or consented to the initiation of such Claim or (y) the Claim is one to enforce Director/ Officer's rights under this Agreement or (ii) on account of any suit in which judgment is rendered against Director/Officer pursuant to Section 16(b) of the Exchange Act for an accounting of profits made from the purchase or sale by the Director/Officer of securities of the Company.

        (d) Notwithstanding the foregoing, (i) the indemnification obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined
 (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Director/Officer would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(b) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Director/Officer would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Director/Officer (who hereby agrees to reimburse the Company) for all such amounts theretofore paid (it being understood and agreed that the foregoing agreement by Director/Officer shall be deemed to satisfy any requirement that Director/Officer provide the Company with an undertaking to repay any Expense Advance if it is ultimately determined that Director/Officer is not entitled to indemnification under applicable law); provided, however, that if Director /Officer has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Director/ Officer should be indemnified under applicable law, any determination made by the Reviewing Party that Director/Officer would not be permitted to be indemnified under applicable law shall not be binding and Director/ Officer shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Director/Officer's undertaking to repay such Expense Advances shall be unsecured and interest-free. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board, and if there has been a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Director/Officer substantively would not be permitted to be indemnified in whole or in part under applicable law, Director/Officer shall have the right to commence litigation in any court in the States of Florida having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. The basis of such indemnification by virtue of a court determination shall be a determination by such court that indemnification of Director/Officer is proper in the circumstances because Director/Officer has met the applicable standard of conduct. Neither a contrary determination in the specific case under this Section 2(d) nor the absence of any determination hereunder shall be a defense to such application or create a presumption that Director/Officer has not met any applicable standard of conduct. Notice of any

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application for indemnification pursuant to this Section 2(d) shall be given to the Company promptly upon the filing of such application. If successful, in whole or in part, Director/Officer shall also be entitled to be paid the Expenses of prosecuting such application. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Director/Officer.

        3. Change in Control. The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of Director/Officer to indemnity payments and Expense Advances under this Agreement or any other agreement, applicable law, or the Articles now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Director/Officer and approved by the Company (which approval shall not be unreasonably delayed, conditioned or withheld). Such counsel, among other things, shall render its written opinion to the Company and Director/Officer as to whether and to what extent Director/Officer would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

        4. Indemnification for Additional Expenses. The Company shall indemnify Director/Officer against any and all Expenses and, if requested by Director/Officer, shall provide such Expense Advances to Director/Officer subject to and in accordance with Section 2(b), which are incurred by Director/Officer in connection with any action brought by Director/Officer for (i) indemnification or payment of Expense Advances by the Company under this Agreement or the Articles now or hereafter in effect and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Director/Officer ultimately is determined to be entitled to such indemnification, Expense Advance or insurance recovery, as the case may be.

        5. Partial Indemnity, Etc. If Director/Officer is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or other Indemnifiable Amounts in respect of a Claim but not, however, for the total amount thereof, the Company shall nevertheless indemnify Director/Officer for the portion thereof to which Director/Officer is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Director/Officer has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Director/Officer shall be indemnified against all Expenses incurred in connection therewith.

        6. Witness Expenses. The Company agrees to compensate Director/Officer for the reasonable value of Director/Officer's time spent, and to reimburse Director/Officer

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for all Expenses incurred by Director/Officer, in connection with being a witness, or if Director/Officer is threatened to be made a witness, with respect to any Claim involving the Company to which Director/Officer is not a party.

        7. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Director/ Officer is entitled to be indemnified hereunder, the Reviewing Party or court shall presume that Director/Officer has satisfied the applicable standard of conduct and is entitled to indemnification, and the burden of proof shall be on the Company to establish, by clear and convincing evidence, that Director/Officer is not so entitled.

        8. Reliance as Safe Harbor. For purposes of this Agreement, Director/Officer shall be deemed to have acted in good faith and in a manner Director/Officer reasonably believed to be in or not opposed to the best interests of the Company, if Director/Officer's actions or omissions are based on the records or books of account of the Company or another enterprise, or on information supplied to such person by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. In addition, the knowledge and/or actions, or failures to act, of any director, officer, agent or employee of the Company shall not be imputed to Director/Officer for purposes of determining the right of indemnity hereunder. The provisions of this Section 8 shall not be deemed to be exclusive or to limit in any way the other circumstances in which Director/Officer may be deemed to have met the applicable standard of conduct.

        9. No Other Presumptions. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Director/Officer did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Director/Officer has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Director/Officer has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Director/Officer to secure a judicial determination that Director/Officer should be indemnified under applicable law shall be a defense to Director/Officer's claim or create a presumption that Director/Officer has not met any particular standard of conduct or did not have any particular belief.

        10. Nonexclusivity, Etc. The rights of Director/ Officer hereunder shall be in addition to any other rights Director/ Officer may have under the Articles or applicable law or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently

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under the Articles or this Agreement, it is the intent of the parties hereto that Director/Officer shall enjoy by this Agreement the greater benefits so afforded by such change.

        11. Liability Insurance. The Company shall maintain an insurance policy or policies providing directors' and officers' liability insurance meeting the requirements established by the Board from time to time. Director/Officer shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company, whether or not the Company would have the power to indemnify Director/Officer against such liability under the provisions of this Agreement or applicable law.

        12. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company (or any Affiliate of the Company) against Director/ Officer, Director/Officer's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

        13. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

        14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director/Officer, who shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        15. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Director/Officer to the extent Director/ Officer has otherwise actually received payment (under any insurance policy, the Articles or otherwise) of the amounts otherwise indemnifiable hereunder.

        16. Defense of Claims. The Company shall be entitled to participate in the defense of any Claim relating to an Indemnifiable Event or to assume the defense thereof, with counsel reasonably satisfactory to Director/Officer; provided that if Director/Officer

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believes, after consultation with counsel selected by Director/
Officer, that (i) the use of counsel chosen by the Company to represent Director/Officer would present such counsel with an actual or potential conflict of interest, (ii) the named parties in any such Claim (including any impleaded parties) include both the Company and Director/Officer and Director/Officer concludes that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Company, or (iii) any such representation by such counsel would be precluded under the applicable standards of professional conduct then prevailing, then Director/Officer shall be entitled to retain separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any particular Claim) at the Company's expense. The Company shall not waive any privilege or right available to Director/Officer in any such Claim without Director/Officer's prior written consent. The Company shall not be liable to Director/ Officer under this Agreement for any amounts paid in settlement of any Claim relating to an Indemnifiable Event effected without the Company's prior written consent. The Company shall not, without the prior written consent of Director/Officer, effect any settlement of any Claim relating to an Indemnifiable Event which Director/Officer is or could have been a party unless such settlement solely involves the payment of money and includes a complete and unconditional release of Director/Officer from all liability on all claims that are the subject matter of such Claim. Neither the Company nor Director/Officer shall unreasonably withhold its or his or her consent to any proposed settlement; provided that Director/Officer may withhold consent to any settlement that does not provide a complete and unconditional release of Director/Officer. If Director/Officer is the subject of or is implicated in any way during any proceeding, the Company will share with Director/Officer any information it has turned over to any third parties concerning the investigation.

        17. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all, substantially all, or a substantial part, of the business and/or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Director/Officer and his or her counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Director/Officer continues to serve as an officer and/or director of the Company or of any other entity or other enterprise at the Company's request.

        18. Security. To the extent requested by Director/ Officer and approved by the Company's Board of Directors, the Company may at any time and from time to time provide security to Director/ Officer for the obligations of the Company hereunder through an irrevocable bank line of credit, funded trust or other collateral or by other means. Any

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such security, once provided to Director/Officer, may not be revoked or released without the prior written consent of such Director/Officer.

        19. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

        21. Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

        22. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.


                     [Signatures on Next Page]


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In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.


				PATRIOT TRANSPORTATION HOLDING, INC.


				By: ________________________________
				      Name:
			 	      Title:

				Director/Officer


				By: _________________________________
				      Name:


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